BLACKROCK SENIOR FLOATING RATE FUND, INC.
BLACKROCK SENIOR FLOATING RATE FUND II, INC.
(each, a “Fund”)

SUPPLEMENT DATED OCTOBER 3, 2008 TO THE
PROSPECTUS OF EACH FUND DATED DECEMBER 31, 2007

The following changes are made to the Prospectus of each Fund:

Effective October 1, 2008, BlackRock Investments, Inc., 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, LLC, serves as the sole distributor of each Fund. Effective October 1, 2008, all references in the Prospectus to the Distributor will be to BlackRock Investments, Inc.

This Supplement should be retained with your Prospectus for future reference.